SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          February 3, 2004
                                                   ----------------------------

                               The St. Joe Company
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
 -------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 1-10466                                59-0432511
--------------------------------------------------------------------------------
         (Commission File Number)             (IRS Employer Identification No.)

            245 Riverside Avenue, Suite 500, Jacksonville, FL      32202
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices)          (Zip Code)

                                 (904) 301-4200
 -------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE
          -----------------------

             The following information is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

             The Company issued a Press Release dated February 3, 2004, announcing the Company's financial results for the year ended December 31, 2003. A copy is furnished with this Form 8-K as
             Exhibit 99.1 and is incorporated by reference.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     THE ST. JOE COMPANY



Dated:  February 3, 2004            By:     /s/ Michael N. Regan
                                             ----------------------------------
                                               Name:  Michael N. Regan
                                               Title: Senior Vice President